EXHIBIT 99

                         AGREEMENT RELATING TO FILING OF
                           JOINT STATEMENT PURSUANT TO
                             RULE 13d-1(k) UNDER THE
                             SECURITIES ACT OF 1934

     The undersigned agree that Amendment No. 4 to the Statement on Schedule 13G to which this Agreement is attached is filed on behalf of each of them. Date:
February 12, 2003

BCSB BANKCORP, INC.
EMPLOYEE STOCK OWNERSHIP PLAN TRUST

By Its Trustees:

/s/ H. Adrian Cox                                             February 12, 2003
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H. Adrian Cox, as Trustee                                     Date

/s/ William J. Kappauf, Jr.                                   February 12, 2003
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William J. Kappauf, Jr., as Trustee                           Date

/s/ Henry V. Kahl                                             February 12, 2003
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Henry V. Kahl, as Trustee                                     Date


BCSB BANKCORP, INC.
DEFERRED COMPENSATION PLAN TRUST

By Its Trustees:

/s/ H. Adrian Cox                                             February 12, 2003
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H. Adrian Cox, as Trustee                                     Date

/s/ William J. Kappauf, Jr.                                   February 12, 2003
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William J. Kappauf, Jr., as Trustee                           Date

/s/ Henry V. Kahl                                             February 12, 2003
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Henry V. Kahl, as Trustee                                     Date

BALTIMORE COUNTY SAVINGS BANK
EMPLOYEES' SAVINGS & PROFIT SHARING PLAN AND TRUST

By:      Baltimore County Savings Bank, Its Trustee

/s/ William M. Loughran                                       February 13, 2003
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William M. Loughran, Its Senior Vice President                Date
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BALTIMORE COUNTY SAVINGS BANK FOUNDATION, INC.

By Its Trustees:

/s/ H. Adrian Cox                                             February 12, 2003
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H. Adrian Cox, as Trustee                                     Date

/s/ William J. Kappauf, Jr.                                   February 12, 2003
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William J. Kappauf, Jr., as Trustee                           Date

/s/ Henry V. Kahl                                             February 12, 2003
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Henry V. Kahl, as Trustee                                     Date

/s/ Michael J. Klein                                          February 12, 2003
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Michael J. Klein, as Trustee                                  Date

BCSB BANKCORP, INC.
MANAGEMENT RECOGNITION PLAN TRUST

By Its Trustees:

/s/ H. Adrian Cox                                             February 12, 2003
-----------------------------------------------------         -----------------
H. Adrian Cox, as Trustee                                     Date

/s/ Henry V. Kahl                                             February 12, 2003
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Henry V. Kahl, as Trustee                                     Date

/s/ John J. Panzer, Jr.                                       February 12, 2003
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John J. Panzer, Jr., as Trustee                               Date



/s/ H. Adrian Cox                                             February 12, 2003
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H. Adrian Cox, as an Individual Stockholder                   Date

/s/ William J. Kappauf, Jr.                                   February 12, 2003
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William J. Kappauf, Jr., as an Individual Stockholder         Date

/s/ Henry V. Kahl                                             February 12, 2003
-----------------------------------------------------         ------------------
Henry V. Kahl, as an Individual Stockholder                   Date

/s/ John J. Panzer, Jr.                                       February 12, 2003
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John J. Panzer, Jr., as an Individual Stockholder             Date

/s/ Michael J. Klein                                          February 12, 2003
-----------------------------------------------------         -----------------
Michael J. Klein, as an Individual Stockholder                Date